  SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
         TCW/DW LATIN AMERICAN GROWTH FUND



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

               _                              _
              |        ______________________  |
FORMULA:      |       |                        |
              |  /\ n |          ERV           |
       T  =   |    \  |    -------------       |  - 1
              |     \ |          P             |
              |      \|                        |
              |_                              _|

  T = AVERAGE ANNUAL TOTAL RETURN
  n = NUMBER OF YEARS
  ERV = ENDING REDEEMABLE VALUE
  P = INITIAL INVESTMENT

                                                             (A)
  $1,000       ERV AS OF       AGGREGATE      NUMBER OF      AVERAGE ANNUAL
INVESTED - P     31-Jan-97    TOTAL RETURN    YEARS - n      TOTAL RETURN - T
------------   -----------    ------------    ---------      ----------------

 31-Jan-96       $1,159.90       15.99%        1.00             15.99%

 30-Dec-92       $1,171.40       17.14%      (93.00)            (0.17%)


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                _                             -
               |       ______________________  |
FORMULA:       |       |                       |
               |  /\ n |          EV           |
   t  =        |    \  |    -------------      |  - 1
               |     \ |          P            |
               |      \|                       |
               |_                             _|

                     EV
    TR  =        ----------     - 1
                      P



 t =  AVERAGE ANNUAL TOTAL RETURN
      (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
 EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
 P =  INITIAL INVESTMENT
 TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                              (C)                           (B)
$1,000          EV AS OF      TOTAL          NUMBER OF      AVERAGE ANNUAL
INVESTED - P    31-Jan-97     RETURN - TR    YEARS - n      TOTAL RETURN - t
-------------  ----------     -----------    ---------      ----------------

 31-Jan-96     $1,209.90         20.99%         1.00             20.99%

 30-Dec-92     $1,191.40         19.14%         4.09              4.38%


(D) GROWTH OF $10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000


FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION



$10,000        TOTAL              (D) GROWTH OF               (E) GROWTH OF               (F) GROWTH OF
INVESTED - P   RETURN - TR        $10,000 INVESTMENT-G        $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------   ------------       --------------------        ----------------------     -------------------------

 30-Dec-92          19.14                $11,914                             $59,570                 $119,140


  SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
          TCW/DW INCOME and GROWTH FUND


(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)

                _                             -
               |       ______________________  |
FORMULA:       |       |                       |
               |  /\ n |          EV           |
   t  =        |    \  |    -------------      |  - 1
               |     \ |          P            |
               |      \|                       |
               |_                             _|

                     EV
    TR  =        ----------     - 1
                      P


 t = AVERAGE ANNUAL COMPOUND RETURN
 n = NUMBER OF YEARS
 EV = ENDING VALUE
 P = INITIAL INVESTMENT
 TR = TOTAL RETURN

                              (B)                           (A)
$1,000          EV AS OF      TOTAL          NUMBER OF      AVERAGE ANNUAL
INVESTED - P    31-Jan-97     RETURN - TR    YEARS - n      TOTAL RETURN - t
-------------  ----------     -----------    ---------      ----------------

31-Jan-96       $1,134.60      13.46%          1.0000         13.46%

31-Mar-93       $1,485.40      48.54%          3.8385         10.86%


(C) GROWTH OF $10,000
(D) GROWTH OF $50,000
(E) GROWTH OF $100,000


FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


$10,000        TOTAL              (C) GROWTH OF               (D) GROWTH OF              (E) GROWTH OF
INVESTED - P   RETURN - TR        $10,000 INVESTMENT-G        $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------   ------------       --------------------        ----------------------     -------------------------

31-Mar-93           48.54                $14,854                     $74,270                    $148,540
